UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

BROWN SHOE COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BROWN SHOE COMPANY, INC. 8300 Maryland Avenue, St. Louis, Missouri 63105-3693 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, May 28, 2009 The Proxy Materials and Annual Report are available at: www.brownshoe.com/annualmeeting This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2009 to facilitate timely delivery. Dear Brown Shoe Shareholder: The 2009 Annual Meeting of Shareholders of Brown Shoe Company, Inc. (the “Company”) will be held held at our headquarters at 8300 Maryland Avenue, St. Louis, Missouri, in the Conference Center, on Thursday, May 28, 2009, at 11:00 a.m., Central Daylight Time. Proposals to be considered at the Annual Meeting: (1) Election of six directors: Mario L. Baeza, Joseph L. Bower, Julie C. Esrey, Carla Hendra, Michael F. Neidorff and Harold B. Wright. (2) Ratification of Ernst & Young LLP as the Company’s independent registered public accountants. (3) Any other matters if properly raised. The Board of Directors recommends a vote “FOR” Items 1 and 2. The Board of Directors has fixed the close of business on April 3, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. By: /s/ Michael I. Oberlander Senior Vice President, General Counsel and Corporate Secretary You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to the meeting location can be found on our website at: www.brownshoe.com/annualmeeting. Meeting Location: Brown Shoe Company, Inc. Conference Center 8300 Maryland Avenue St. Louis, Missouri 63105 The following Proxy Materials are available for you to review online: • the Company’s 2009 Proxy Statement; • the Company’s Annual Report for the fiscal year ended January 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com Internet: www.brownshoe.com/annualmeeting YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. ACCESSING YOUR PROXY MATERIALS ONLINE The Proxy Materials for Brown Shoe Company, Inc. are available to review at: www.brownshoe.com/annualmeeting You can VOTE on the Internet at: http://www.proxyvoting.com/bws Have this notice available when you request a PAPER copy of the Proxy Materials OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. When you go online to vote, you can also help the environment by consenting to receive electronic delivery for future materials. VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you vote at: http://www.proxyvoting.com/bws On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.